Exhibit 10.5

CONTRIBUTION & EXCHANGE AGREEMENT

This Contribution & Exchange Agreement (this “Agreement”) is entered into as of December 11, 2025 by and among Katapult Holdings, Inc., a Delaware corporation (“Katapult”), Aaron’s Intermediate Holdco, Inc., a Delaware corporation (“Aaron’s”), CCF Holdings LLC, a Delaware limited liability company (“CCFI”) and the undersigned signatories party hereto (collectively, the “Rollover MIP Holders” and each a “Rollover MIP Holder”). Katapult, Aaron’s, CCFI and each Rollover MIP Holder are individually referred to herein as a “Party” and collectively as the “Parties.”  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement (as defined below).

BACKGROUND

A.       Reference is made to that certain Agreement and Plan of Merger (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of the date hereof, by and among Katapult, Katapult Merger Sub 1, Inc., a Delaware corporation and indirect wholly-owned subsidiary of Katapult, Katapult Merger Sub 2, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Katapult, CCFI and Aaron’s.

B.       Each Rollover MIP Holder is the record and beneficial owner of the CCFI MIP Equity set forth next to such Rollover MIP Holder’s name on Exhibit A (the “MIP Equity”).

C.       Immediately prior to the CCFI Merger Effective Time and subject to the terms and conditions of the Merger Agreement, each Rollover MIP Holder desires to contribute to Katapult 100% of its MIP Equity (the “Contributed MIP Equity”) in exchange for the issuance by Katapult of the number of shares of Katapult Common Stock set forth next to such Rollover MIP Holder’s name on Exhibit B (the “Rollover Interests”).

D.       Immediately prior to the CCFI Merger Effective Time and subject to all conditions to Closing being met, Katapult desires to accept the Contributed MIP Equity and Katapult desires to issue the Rollover Interests in exchange therefor, pursuant to and subject to the terms and conditions of this Agreement and the Merger Agreement.

E.       The Parties intend that Rollover MIP Holders’ contribution of the Contributed MIP Equity to Katapult in exchange for the Rollover Interests, together with the Mergers and the Aaron’s MIP Exchange as part of an integrated transaction, qualifies as an exchange described in Section 351 of the Code.

F.       In order to induce Katapult, Aaron’s and CCFI to enter into this Agreement and to cause the contributions of the Contributed MIP Equity to be consummated, the Rollover MIP Holders (solely in their capacities as stockholders) are executing concurrently with the execution and delivery of this Agreement lock-up agreements in the form attached hereto as Exhibit C (the “Lock-Up Agreements”).

G.       CCFI, as holder of the Class A Units of CCFI MIP, hereby consents to the Contribution (as defined below).

NOW, THEREFORE, in consideration of the promises, and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.       Contribution and Exchange.  Effective immediately prior to the CCFI Merger Effective Time, and subject to the terms and conditions of the Merger Agreement, (a) each Rollover MIP Holder hereby contributes, assigns, transfers, conveys and delivers to Katapult, all of such Rollover MIP Holder’s right, title and interest in, to and under the Contributed MIP Equity and (b) Katapult hereby accepts the Contributed MIP Equity (such transactions contemplated by clauses (a) and (b), the “Contribution”). In exchange for the Contribution, Katapult agrees to issue to each Rollover MIP Holder the Rollover Interests (the “Exchange” and together with the Contribution the “Rollover Transactions”). Notwithstanding anything in this Agreement to the contrary, the maximum amount of shares of Katapult Common Stock that will be issued by Katapult as “Rollover Interests” shall be limited to the amount of the CCFI MIP Rollover Interests.

2.       Intended Tax Treatment.  For U.S. federal income Tax purposes, the Rollover Transactions, together with the Aaron’s MIP Exchange and the Mergers as part of an integrated transaction, are intended to qualify as an exchange described in Section 351 of the Code. Notwithstanding anything to the contrary herein, each Rollover MIP Holder acknowledges and agrees that it has relied upon the advice of its own tax advisors, and no Party has any liability to any other for the tax consequences of the transactions discussed herein.

3.       Representations, Warranties and Acknowledgements of each Rollover MIP Holder. Each Rollover MIP Holder hereby severally and not jointly represents, warrants and acknowledges to Katapult, Aaron’s and CCFI that the statements in this Section 3 are true and correct as of the date hereof and as of immediately prior to the CCFI Merger Effective Time:

(a)       Capacity, Power and Authorization. If the Rollover MIP Holder is not a natural person, then the Rollover MIP Holder is duly organized, validly existing and in good standing (where applicable) under the laws of the jurisdiction in which it is incorporated, organized or constituted. Such Rollover MIP Holder has the requisite legal capacity, right, power and authority and/or capacity to execute and deliver this Agreement and to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Rollover MIP Holder of this Agreement and the performance by such Rollover MIP Holder of its obligations hereunder have been duly and validly authorized by such Rollover MIP Holder and no other actions or proceedings are required on the part of such Rollover MIP Holder to authorize the execution and delivery of this Agreement or the performance by such Rollover MIP Holder of its obligations hereunder. This Agreement has been duly executed and delivered by such Rollover MIP Holder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding agreement of such Rollover MIP Holder, enforceable against such Rollover MIP Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(b)       Noncontravention. The execution and delivery of this Agreement and compliance with the provisions hereof do not and will not (i) if the Rollover MIP Holder is not a natural person, violate any provision of the Rollover MIP Holder’s certificate of formation, limited liability agreement, or any other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of the Rollover MIP Holder, (ii) violate any applicable Laws or other restriction to which such Rollover MIP Holder is subject or (iii) result in a breach or acceleration of or create in any party the right to accelerate, terminate, modify, or require any notice under any Contract by which such Rollover MIP Holder is bound or to which any of the MIP Equity are subject, except where such breach, acceleration, termination or modification of or failure to give notice would not reasonably be expected, individually or in the aggregate, to prevent, enjoin or materially delay the performance by such Rollover MIP Holder of its obligations hereunder. Such Rollover MIP Holder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any Governmental Authority in connection with its execution and delivery of this Agreement.

(c)       Ownership of the Contributed Securities.  Such Rollover MIP Holder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of, and has good title to, the MIP Equity set forth next such Rollover MIP Holder’s name on Exhibit A, free and clear of all Encumbrances (including any voting trust or other agreement with respect to the voting or transfer of the Contributed MIP Equity), other than Encumbrances created by the CCFI Organizational Documents, and the Contributed MIP Equity is the only CCFI MIP Equity owned, directly or indirectly, of record or beneficially, by the Rollover MIP Holder. Except as set forth in the CCFI Organizational Documents, none of the Contributed MIP Equity is subject to any voting trusts, stockholder agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of such securities. Except pursuant to this Agreement and the Merger Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Contributed MIP Equity.

(d)       Except as set forth on Exhibit A, the Rollover MIP Holder has full voting power with respect to the Contributed MIP Equity, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case with respect to all of the Contributed MIP Equity.

(e)       With respect to the Rollover MIP Holder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Rollover MIP Holder, threatened against, the Rollover MIP Holder or any of the Rollover MIP Holder’s properties or assets (including the Contributed MIP Equity) that could reasonably be expected to prevent, delay or impair the ability of the stockholder to perform its obligations hereunder or to consummate the transaction contemplated hereby.

(f)       Investment Purpose.  Such Rollover MIP Holder is acquiring the Rollover Interests for its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same in violation of the Securities Act. Such Rollover MIP Holder understands that the Rollover Interests have not been registered under the Securities Act, by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act, and that it must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

(g)       Sophistication.  Such Rollover MIP Holder (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated by the Merger Agreement, including the Rollover Transactions and the Mergers (collectively, the “Transactions”). Such Rollover MIP Holder has received and had the opportunity to review a copy of a draft of the Merger Agreement, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Transactions and has had full access to such other information concerning the Transactions, Katapult, CCFI and Aaron’s as it has requested. Such Rollover MIP Holder has received all information that it believes is necessary or appropriate in connection with the Transactions. Such Rollover MIP Holder is an informed and sophisticated party and has engaged, to the extent such Rollover MIP Holder deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Rollover MIP Holder represents and acknowledges that none of Katapult, CCFI and Aaron’s, and their respective affiliates, principals, equityholders, partners, employees and agents, has made any express or implied representations or warranties of any nature, and that such Rollover MIP Holder has not relied upon and will not be entitled to rely upon any express or implied representations or warranties of any nature made by or on behalf of Katapult, CCFI or Aaron’s, or any of their respective affiliates, principals, equityholders, partners, employees and agents, whether or not any such representations, warranties or statements were made in writing or orally. Such Rollover MIP Holder acknowledges and understands that Katapult, CCFI, Aaron’s and their respective affiliates may possess material nonpublic information not known to such Rollover MIP Holder that may impact the value of the Rollover Interests (collectively, the “Information”), and that each of Katapult, CCFI and Aaron’s is unable to disclose the Information to such Rollover MIP Holder. Such Rollover MIP Holder understands, based on its experience, the disadvantage to which such Rollover MIP Holder is subject due to the disparity of information between such Rollover MIP Holder and Katapult, CCFI and Aaron’s. Notwithstanding such disparity, such Rollover MIP Holder has deemed it appropriate to enter into this Agreement. Such Rollover MIP Holder agrees that none of Katapult, CCFI, Aaron’s or any of their respective affiliates, principals, equity holders, partners, employees and agents shall have any liability to such Rollover MIP Holder, its affiliates, principals, equity holders, partners, employees, agents, grantors or beneficiaries, whatsoever due to or in connection with Katapult’s, CCFI’s or Aaron’s use or non-disclosure of the Information or otherwise as a result of the Transactions, and such Rollover MIP Holder hereby irrevocably waives any claim that it might have based on the failure of Katapult, CCFI or Aaron’s to disclose the Information. Such Rollover MIP Holder acknowledges that (i) Katapult, CCFI and Aaron’s are relying on such Rollover MIP Holder’s representations, warranties, acknowledgments and agreements in this Agreement as a condition to proceeding with the Transactions; and (ii) without such representations, warranties and agreements, Katapult, CCFI and Aaron’s would not enter into this Agreement or engage in the Transactions.

(h)       Accredited Investor.  Such Rollover MIP Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters to evaluate the merits and risks of the acquisition of the Rollover Interests and has the capacity to protect its own interests in connection with such acquisition.

(i)       Community Property and Spousal Consent. If the Rollover MIP Holder is a natural person who is married and resides in a community property state, then such Rollover MIP Holder’s spouse shall execute and deliver to Katapult a spousal consent form attached hereto as Exhibit D within 10 Business Days of the execution and delivery of this Agreement.

4.       Representations and Warranties of Katapult. Katapult hereby represents and warrants to each Rollover MIP Holder as of the date hereof and as of immediately prior to the CCFI Merger Effective Time as follows:

(a)       Existence and Power.  Katapult is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to conduct its business in the manner in which its business is currently being conducted.

(b)       Authorization.  The execution, delivery and performance by Katapult of this Agreement and the consummation of the Rollover Transactions are within the corporate powers of Katapult and have been duly authorized by all necessary corporate action on the part of Katapult. This Agreement constitutes a valid and binding agreement of Katapult subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) Laws of general application relating to bankruptcy, insolvency, the relief of debtors, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditor’s rights.

(c)       Noncontravention.  The execution, delivery and performance by Katapult of this Agreement and the consummation of the Rollover Transactions do not and will not (i) violate the organizational documents of Katapult or (ii) violate any Laws.

5.       Lock-Up Agreements.  Concurrently with, and conditional upon, the execution of this Agreement, each of the Parties shall execute and deliver, or cause to be executed and delivered, a Lock-Up Agreement in the form attached hereto as Exhibit C.

6.       Further Assurances.  Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken all actions and to do, or cause to be done, all things necessary under applicable Law to perform their respective obligations as expressly set forth under this Agreement.

7.       Specific Performance.  Each Party acknowledges and agrees that the other Parties would be irreparably damaged if a Party fails to perform any of its obligations under this Agreement and that the non-breaching Party may not have an adequate remedy at law for money damages in such event.  Accordingly, a non-breaching Party shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity, in each case without posting bond or other security, and without the necessity of proving actual damages.

8.       No Obligation to Continue Employment Relationship.  This Agreement does not impose any obligation on Katapult or any of its Subsidiaries to continue any employment or independent contractor relationship with any Rollover MIP Holder.

9.       Notices. All notices to a Party under this Agreement must be in writing and must be made by hand delivery or sent by express overnight courier or email to that Party’s address as specified below or such other address as that Party may notify to the other Party in writing from time to time.

10.       Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms or (b) the mutual written agreement of the parties to terminate this Agreement.

11.       Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

12.       Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The Parties may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Parties hereto.

13.       Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to its rules of conflict of laws. Each of the Parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have jurisdiction, the United States District Court of the District of Delaware, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, in any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum. Each Party agrees (a) to the extent such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such Party’s agent for acceptance of legal process and (b) that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. EACH PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

14.       Counterparts. The Parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including by electronic signature, in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes. Each Party that delivers such a signature page agrees to later deliver an original counterpart to the other Party that requests it.

15.       Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to its subject matter.

16.       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

KATAPULT:

KATAPULT HOLDINGS INC.

By:
Name:
Title:
Address:
Email:

AARON’S:

AARON’S INTERMEDIATE HOLDCO, INC.

By:
Name:
Title:
Address:
Email:

CCFI:

CCF HOLDINGS LLC

By:
Name:
Title:
Address:
Email:

[Signature Page to Contribution & Exchange Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ROLLOVER MIP HOLDER:

Name:
Title:
Email:

Name:
Title:
Email:

Name:
Title:
Email:

Name:
Title:
Email:

Name:
Title:
Email:

Name:
Title:
Email:

Name:
Title:
Email:

[Signature Page to Contribution & Exchange Agreement]

Exhibit A

MIP Equity

Rollover MIP Holder	MIP Equity

[Exhibit A]

Exhibit B

Rollover Interests

Rollover MIP Holder	Rollover Interests

Total number of Rollover Interests issuable to Rollover MIP Holders:

The numbers of Rollover Interests indicated in this Exhibit B shall be automatically updated, without any further action needed from any Party, to conform to the numbers of Rollover Interests set forth next to each Rollover MIP Holder’s name in Part 1 of the CCFI Allocation Schedule as updated from time to time, and CCFI shall be entitled to update this Exhibit B to reflect any such changes in the numbers of Rollover Interests.

No fractional shares of Katapult Common Stock shall be issued in connection with the Rollover Transactions and no certificates for any such fractional shares shall be issued. Any Rollover MIP Holder who would otherwise be entitled to receive a fraction of a share of Katapult Common Stock (after aggregating all fractional shares of Katapult Common Stock issuable to such holder) shall, in lieu of such fraction of a share be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing price of a share of Katapult Common Stock on The Nasdaq Stock Market LLC (or such other Nasdaq market on which the Katapult Common Stock then trades) on the date the CCFI Merger becomes effective.

[Exhibit B]

Exhibit C

Form of Lock-Up Agreement

[attached]

[Exhibit C]

Exhibit D

Spousal Consent

The undersigned represents and warrants that the undersigned is the spouse of:

Name of Rollover MIP Holder

and that the undersigned is familiar with the terms of the letter agreement (the “Agreement”), dated as of December 11, 2025, among Katapult Holdings, Inc., CCF Holdings, LLC, Aaron’s Intermediate Holdco, Inc. and any other parties signatory thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest or quasi community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest or quasi community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: , 2025
Name:

[Exhibit D]